FISCAL YEAR & FOURTH QUARTER 2021 FINANCIAL RESULTS Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation includes certain statements that are “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus, or its variants, by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the dependence on a small group of suppliers for certain components used in production; the level and magnitude of warranty and recall claims incurred; the ability of our suppliers to financially support any defects in their products; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; public perception of and the costs related to environmental, social and governance matters; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and, specifically, on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to maintain strong brands and develop innovative products that meet consumer demands; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; competition; the impact of potential losses under repurchase agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt. These and other risks and uncertainties are discussed more fully in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2021. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law.

These outstanding results are a testament to our team’s ability to successfully accelerate production over the course of the fiscal year to meet surging market demand while continuing to maintain quality, navigate supply chain challenges, manage labor constraints and ensure the safety of our workforce. — Bob Martin, President and CEO of THOR Industries CONSOLIDATED NET SALES $12.32 BILLION BACKLOG $16.86 BILLION DILUTED EPS $11.85 CONSOLIDATED NET SALES ($ billions) BACKLOG ($ billions) DILUTED EPS *Company record RECORD RESULTS FOR FISCAL 2021

European $3.20 bn 26.0% NA Motorized $2.67 bn 21.7% NA Towables $6.22 bn 50.5% Other $0.23 bn 1.8% Gross Margin 15.4% +170 bps Diluted EPS $11.85 +194.8% NORTH AMERICAN INDEPENDENT DEALER INVENTORY OF THOR PRODUCTS AT HISTORIC LOW ALL-TIME RECORD RV BACKLOG OF $16.86 BILLION +193.6% Net Sales $12.32 BILLION ** +50.8% YoY Growth * * Includes 500 units of Tiffin products *** *** Includes Tiffin backlog of $767.0 million at July 31, 2021 Net Cash from Operations $526.5 MILLION **Includes $421.4 million of net sales from the Tiffin Group FISCAL YEAR 2021

FOURTH QUARTER OF FISCAL YEAR 2021 European $0.97 bn 27.0% NA Motorized $0.82 bn 22.9% NA Towables $1.73 bn 48.2% Other $0.07 bn 1.9% Gross Margin 16.6% +170 bps Diluted EPS $4.12 +93% Net Sales $3.59 billion +55% As of July 31, 2021, THOR has fully repaid the ABL borrowings incurred during the second quarter of fiscal 2021 in connection with the Tiffin Group acquisition.

NET SALES ñ Increased 46.4%* driven primarily by an increase in unit shipments GROSS PROFIT MARGIN ñ Increased 130 basis points* driven by the impact of the increase in net towable RV sales, reduced sales discounts and selective price increases, partially offset by recently increasing material costs BACKLOG ñ Increased approximately 236%* to $9.28 billion NORTH AMERICAN TOWABLE SEGMENT Fourth Quarter of Fiscal 2021 *in the fourth quarter of fiscal 2021 compared to the prior-year period

NET SALES ñ Increased 124.6%* driven primarily by an increase in unit shipments and the addition of $146.8 million of net sales from the Tiffin Group GROSS PROFIT MARGIN ñ Increased 80 basis points* driven primarily by the increase in net sales and a reduction in sales discounts, partially offset by the impact of a full quarter of Tiffin's gross margin, which is currently lower than organic THOR's North American Motorized margin BACKLOG ñ Increased approximately 177%* to approximately $4.01 billion including $702.9 million of additional motorized backlog from the Tiffin Group NORTH AMERICAN MOTORIZED SEGMENT Fourth Quarter of Fiscal 2021 *in the fourth quarter of fiscal 2021 compared to the prior-year period

NET SALES ñ Increased 31.1%* driven primarily by an increase in unit shipments GROSS PROFIT MARGIN ñ Increased by 260 basis points* primarily due to the increase in net sales, lower discounting, selective price increases and better material pricing due to the significant increase in volume BACKLOG ñ THOR’s European RV backlog increased 133%* to $3.56 billion EUROPEAN SEGMENT Fourth Quarter of Fiscal 2021 *in the fourth quarter of fiscal 2021 compared to the prior-year period

CAPITAL MANAGEMENT

NET CASH FROM OPERATIONS AND CAPITAL EXPENDITURES

($ millions)


$233
$14
$122
$14
$49
$6
$101
$12
$115
$34
$119
$10
$145
$24
$149
$30
$248
$42
$341
$52
$419
$115
$467
$138
$508
$130
$541
$107
$526
$129
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
Net Cash from Operations
Capital Expenditures

MAINTAINING CONSERVATIVE FINANCIAL POLICIES

Committed to Debt Reduction

- Proven commitment to deleveraging; repaid ~$580 million of the Term Loans since the closing of the Erwin Hymer Group acquisition
- Repaid Tiffin acquisition financing in less than 8 months

Strong Liquidity Profile

- Significant liquidity maintained through $1.0 billion* ABL revolver
- Strong cash flow generation ability

Capital Allocation Strategy

- Following reinvestment in the business and debt paydown, excess cash flow will support growth in our dividend and strategic opportunities

CASH PRIORITIES

- Invest in THOR's business
- Pay THOR's dividend
- Reduce the Company's debt obligations
- Support opportunistic strategic investments, to enhance long-term shareholder value
- Repurchase of shares on a strategic and opportunistic basis

THO LISTED NYSE

** as of September 1, 2021*

THOR Go Everywhere. Stay Anywhere.®

9

SUBSEQUENT EVENTS

ON SEPTEMBER 1, 2021 THOR INDUSTRIES ACQUIRED AIRXCEL, A LEADING SUPPLIER OF OEM AND AFTERMARKET RV PARTS AND ACCESSORIES

In conjunction with the transaction, THOR increased its Asset-Based Credit Facility ("ABL") from $750 million to $1.0 billion

AIRXCEL OVERVIEW

Leading supplier of functionally critical RV parts and accessories with highly recognized portfolio of brands

OEM and aftermarket supplier with ~80% OEM and ~20% aftermarket revenue

North American footprint includes manufacturing facilities in five states and a distribution center in Indiana

European footprint includes a manufacturing facility in Italy

Strong and experienced management team with many years of industry experience

MAJOR PRODUCT CATEGORIES

- Air Conditioning
- Water Heaters
- Furnaces
- Hydronic Heating
- Cooking Appliances
- Windows
- Window Coverings
- Roofing Membranes

REVENUE BREAKDOWN

by Channel


Aftermarket 20%
Sales to THOR (30% of OEM Sales)
OEM 80%

by Product Category


RV window coverings, roof membranes, composite panels
RV furnaces, water heaters, and cooking appliances
RV air conditioners and ventilation

THO LISTED NYSE

THOR Go Everywhere. Stay Anywhere.

11

Strengthens THOR's and the RV industry's supply chain Allows THOR the ability to strengthen its supply chain in a challenging environment Enhances RV industry supply of functionally critical components Diversifies and grows THOR’s revenue streams With revenue from both OEM and aftermarket sales, Airxcel’s businesses diversify THOR’s existing revenue streams Broadens THOR’s product offerings to the RV aftermarket, a growing and recurring revenue stream Creates future organic growth opportunities Potential to expand business in North America and Europe over time to meet increased OEM and aftermarket demand Expands THOR’s innovation focus Airxcel has a proven track record of developing high quality products that are innovative and reliable Over 100 new Airxcel products launched in the last five years Upsized ABL provides greater financial flexibility ABL upsized from $750M to $1.0B with favorable pricing and terms Maturity extended to 2026 THOR remains focused on paying down outstanding debt balances from future net cash generated from operations AIRXCEL TRANSACTION BENEFITS

APPENDIX

THOR AT-A-GLANCE COUNTRIES 25 5 COUNTRIES + MANUFACTURING OPERATIONS IN DISTRIBUTION IN (1) As of July 31, 2021 GEOGRAPHIC NET SALES THOR Industries (NYSE: THO) was founded in 1980 and is headquartered in Elkhart, Indiana. THOR is the sole owner of operating subsidiaries that, combined, represent the world’s largest manufacturer of RVs United States 68.7% Germany 16.1% Other Europe 9.7% Canada 5.2% Other 0.3% ANNUAL WHOLESALE UNIT SHIPMENTS FRANCE GERMANY ITALY UNITED KINGDOM UNITED STATES 23,351,000 SQUARE FEET (1) 397 FACILITIES (1) ~3,500 INDEPENDENT DEALERSHIP LOCATIONS (1) TOWABLE EUROPEAN MOTORIZED OTHER NORTH AMERICAN

RV INDUSTRY OVERVIEW North America (1) Source: Statistical Surveys, Inc., U.S. and Canada; CYTD through June 30, 2021 and 2020 (2) Source: Recreation Vehicle Industry Association, CYTD through July 2021 (3) Source: The Conference Board, Consumer Confidence Survey®, through June 2021 (4) Note: Tiffin Group registrations are included in THOR RV market share data for the 2021 period 2021 INDUSTRY WHOLESALE UNIT SHIPMENTS BY TYPE (2) CONSUMER CONFIDENCE VS. RV RETAIL REGISTRATIONS CALENDAR YEAR-TO-DATE RV RETAIL MARKET SHARE (1)(4) THOR Forest River Winnebago Grand Design REV Group Gulfstream All Others 2021 Towable 294,843 units 2021 Motorized 29,140 units 2020 Motorized 22,910 units 2020 Towable 211,905 units 47.5% 40.9% 38.6% 42.4% 38.1% 20.1% 9.9% 1.4% 7.9% 1.8% 18.0% 7.1% 7.3% 7.6% 8.4% 39.2% 1.2% 1.2% 13.9% 19.6% 20.9% 7.0% Note: 2021 represented above includes the trailing twelve months of registrations ended June

TOWABLE RV WHOLESALE MARKET TRENDS (UNITS 000's) YTD Shipments (Units) June 2021 June 2020 Unit Change % Change 300,267 176,067 124,200 +70.5% YTD Shipments (Units) June 2021 June 2020 Unit Change % Change 271,119 159,059 112,060 +70.5% YTD Shipments (Units) June 2021 June 2020 Unit Change % Change 29,148 17,008 12,140 +71.4% Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar year 2021 and 2022 represent the most recent RVIA "most likely" estimate from their August 2021, Fall 2021 issue of Roadsigns 5-year CAGR: 2.8% 5-year CAGR: 3.6% 5-year CAGR: (2.9)% RV INDUSTRY OVERVIEW North America RV WHOLESALE MARKET TRENDS (UNITS 000's) MOTORIZED RV WHOLESALE MARKET TRENDS (UNITS 000's)

RV INDUSTRY OVERVIEW

Europe

EUROPEAN INDUSTRY UNIT REGISTRATIONS BY COUNTRY [1]

Country	Caravans			Motorcaravans			Total		
	CYTD June 30,		%	CYTD June 30,		%	CYTD June 30,		%
	2021	2020	Change	2021	2020	Change	2021	2020	Change
Germany	14,111	14,812	(4.7)%	48,728	39,627	23.0 %	62,839	54,439	15.4 %
France	3,960	3,185	24.3 %	18,961	12,961	46.3 %	22,921	16,146	42.0 %
U.K.	9,449	5,926	59.4 %	7,654	3,659	109.2 %	17,103	9,585	78.4 %
Netherlands	5,417	3,998	35.5 %	2,093	1,446	44.7 %	7,510	5,444	38.0 %
Switzerland	995	916	8.6 %	4,527	3,657	23.8 %	5,522	4,573	20.8 %
Sweden	2,648	2,090	26.7 %	3,128	1,982	57.8 %	5,776	4,072	41.8 %
Italy	314	267	17.6 %	4,737	3,390	39.7 %	5,051	3,657	38.1 %
Belgium	882	668	32.0 %	4,563	2,771	64.7 %	5,445	3,439	58.3 %
Spain	1,125	782	43.9 %	3,690	2,653	39.1 %	4,815	3,435	40.2 %
All Others	6,646	5,273	26.0 %	9,472	6,490	45.9 %	16,118	11,763	37.0 %
Total	**45,547**	**37,917**	**20.1 %**	**107,553**	**78,636**	**36.8 %**	**153,100**	**116,553**	**31.4 %**

The Company monitors retail trends in the European RV market as reported by the European Caravan Federation, whose industry data is reported to the public quarterly, typically issued on a one-to-two month lag, continually updated and often impacted by delays in reporting by various countries

Industry wholesale shipment data for the European RV market is not available

FULL-YEAR COMPARISON OF NEW VEHICLE REGISTRATIONS BY CONTINENT *(UNITS 000's)* [1] [2]


1990
201
144
1991
192
141
1992
170
162
1993
151
182
1994
146
217
1995
138
222
1996
135
219
1997
140
220
1998
143
253
1999
152
272
2000
162
274
2001
166
251
2002
174
274
2003
182
292
2004
198
324
2005
203
320
2006
210
310
2007
208
366
2008
189
289
2009
154
206
2010
150
228
2011
156
247
2012
147
264
2013
137
304
2014
140
333
2015
152
376
2016
168
416
2017
190
471
2018
202
493
2019
211
457
2020
235
514
Europe
North America

THO
LISTED
NYSE

(1) *Source:* European Caravan Federation; CYTD through June 30, 2021 and 2020; European retail registration data available at www.CIVD.de
(2) *Source:* Statistical Surveys (www.statisticalsurveys.com)

THOR
Go Everywhere. Stay Anywhere.®

17

INVESTOR RELATIONS CONTACT Mark Trinske Vice President of Investor Relations mtrinske@thorindustries.com (574) 970-7912